SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2018

CLEARSIGN COMBUSTION CORPORATION

(Exact name of registrant as specified in Charter)

Washington	001-35521	26-2056298
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

12870 Interurban Avenue South

Seattle, Washington 98168

(Address of Principal Executive Offices)

206-673-4848

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2018 the Board of Directors (the “Board”) of ClearSign Combustion Corporation (the “Company”), in accordance with Section 3, Paragraph 3.2 of the Company’s bylaws, increased the number of directors from four to five and, subject to her acceptance, appointed Susanne Meline to fill the vacancy. Ms. Meline accepted the position on February 9, 2018. As of the date of this Current Report, no decision has been made regarding the appointment of Ms. Meline to any committee of the Board nor has the compensation to be paid to the Company’s directors during 2018 been determined.

Ms. Meline has been general counsel and an investment analyst for Francis Capital Management LLC, which she co-founded, since December 2003. Prior to her position with Francis Capital Management LLC, from January 2001 to March 2002, Ms. Meline was an investment banker specializing in distressed mergers and acquisitions for Houlihan Lokey. From September 1995 to December 2000, Ms. Meline practiced as a corporate bankruptcy and restructuring attorney with Jones Day.

Pursuant to Item 404(a) of Regulation S-K, Ms. Meline has disclosed that, as part of the Company’s rights offering that closed on January 25, 2017:

(i) John Francis, Ms. Meline's spouse, exercised rights to purchase, through his individual SEP IRA account, 4,545 shares of the Company’s common stock together with warrants for the purchase of 4,545 shares of the Company’s common stock for a total purchase price of $18,180; and

(ii) Catalysis Partners, LLC purchased a total of 54,000 shares of the Company’s common stock together with warrants for the purchase of 54,000 shares of the Company’s common stock for a total purchase price of $216,000. John Francis is the investment manager of Catalysis Partners, LLC.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 5.03, the information included at Item 5.02 above is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2018

CLEARSIGN COMBUSTION CORPORATION

By:	/s/ Stephen E. Pirnat
Stephen E. Pirnat
Chairman and Chief Executive Officer